June 2010 Exhibit 99.1

Forward-Looking Statements
Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws.
Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward- Looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or
“potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.
The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. Statements regarding the following subjects, among others, may be forward-looking:
the use of proceeds from our initial public offering and the concurrent private placement; our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for our target assets; our expected leverage;
general volatility of the securities markets in which we invest; our expected investments; our expected co-investment allocations and related requirements; interest rate mismatches between our target assets and our borrowings used to fund such investments; changes in interest rates and the market value of our target assets; changes in prepayment rates on our target assets; effects of hedging instruments on our target assets; rates of default or decreased recovery rates on our target assets; the degree to which our hedging strategies may or may not protect us from interest rate volatility; impact of changes in governmental regulations, tax law and rates, and similar matters; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the
1940 Act; availability of investment opportunities in mortgage-related and real estate-related investments and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy.
While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Risk
Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009 and subsequent filings with the SEC.
This presentation contains statistics and other data that has been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.
Certain of the following slides present information related to the prior performance of Colony Capital, LLC and its affiliates. This information is provided for informational purposes only and is not intended to be indicative of future results. Actual performance of
Colony Financial, Inc. may vary materially.

Colony Financial, Inc. Overview
Colony Financial, Inc. (NYSE: CLNY)
•
Commercial mortgage REIT focused on acquiring and originating higher-yielding commercial real estate mortgage loans and real estate-related debt
•
Priced September 23, 2009 at $20.00/share
•
Total gross proceeds of $292.5 million
•
Externally managed by a subsidiary of Colony Capital, LLC
•
Sponsor investment of $10.75 million
•
1.50% management fee on committed equity (ramps as IPO equity is deployed)
•
20% incentive fee above 8% trailing twelve-month ROI to investors (paid solely in stock)
Since the IPO, Colony Financial has participated in all 16 new Colony Capital-
sourced investments and commitments, primarily involving opportunistic secondary debt acquisitions and loan originations, representing $1.3 billion of equity deployment; $238 million allocated to Colony Financial
(1)
Approximately 86% of IPO Capital Invested / Committed To-Date
(1) Assumes an estimated $400 million equity stake in First Republic Bank, including $24 million allocated to Colony Financial, Inc.

Investment Highlights
*Past performance is not a guarantee of future results.
(1) Includes investment-specific co-investment vehicles.
(2) Internal rates of return (gross) before fees, expenses, and general partner’s carried interest, calculated using a “time-zero” methodology in which the cash flows of all investments (actual amounts of contributions and distributions) are based from the same hypothetical starting date.
(3) Internal rates of return (net) after fees, expenses, and general partner’s carried interest, calculated using a “time-zero” methodology in which the cash flows of all investments (actual amounts of contributions and distributions) are based from the same hypothetical starting date.
Historic
Market
Opportunity
• Long term opportunity to acquire and originate CRE debt with attractive risk-adjusted returns
• Hybrid financial institution/real estate company
• REIT election for tax efficiency
Premier
Sponsor
• Sponsored by Colony Capital – a leading global real estate investment firm founded in
1991 by Thomas J. Barrack, Jr.
• 32 private investment vehicles
(1)
/ $16.1 billion of equity raised over 19-year history
• Experienced and tenured executive team with over 200 employees in 13 offices across
10 countries with in-house asset management and servicing capabilities
Relevant
Experience
• Deep experience underwriting and investing in CRE debt dating back to RTC era
• 29% gross
(2)
/ 21% net
(3)
internal rate of return (“IRR”) on all realized debt investments since 1991 involving 24 transactions and 4,674 assets*
• Colony Capital investing through its private distressed real estate credit fund since
July 2008
Robust
Pipeline
• CLNY continues to source attractive deal flow and our pipeline is ramping
• Colony Capital’s global platform provides a significant advantage
Recent investments in Europe, sourced via regional offices
Co-investments with private funds allow us to access bigger deals
CLNY’s allocation right increases from 33% to 50% upon expiry of CDCF’s investment period (July 2010)

Asset
Management
Investor
Relations
Executive, Legal
and Administrative
Finance and
Accounting
Acquisitions
Executive Committee
(8 Members)
Thomas J. Barrack, Jr.
(Chairman)
Richard Saltzman
(President)
Colony Capital, LLC
• 13 offices in 10 countries
• Over 200 employees
• Since inception invested in ~10,000
assets acquired for ~$45 billion
Global Footprint
Santa Monica • Boston • New York • London • Madrid • Paris • Rome • Beirut • Beijing • Hong Kong • Seoul • Taipei • Tokyo
Note: Above includes Colony Realty Partners, LLC, Colony Capital SAS, and other affiliates of Colony Capital LLC.

Key Relationships Cultivated Over Decades
PROPRIETARY
DEAL
FLOW
GOVERNMENT
• FDIC
• OTS
• Treasury
• OCC
• FRB
• HUD
BORROWERS
• Private
investors
• Real estate
operating
companies
• Real estate
funds
• REITs
• Developers
• Homebuilders
FINANCIAL INSTITUTIONS
• Commercial
banks
• Pension
funds
• Life insurance
companies
• Specialty
finance
companies
• Hedge funds
• Investment
banks
Special
servicers
Differentiated Deal Sourcing Sets Us Apart from Our Competition
Differentiated
Deal Sourcing
•
Strong relationships with the government (including FDIC), banks and other financial institutions, public and private real estate companies
•
Ability to make secondary CRE loan acquisitions including NPLs / Loan-to-Own and to originate new loans
•
Recent experience acquiring loan portfolios from FDIC
•
Global platform has already yielded two deals in Europe

Colony Investment Track Record
($ in millions)
Vehicle IPO Pricing Date
Number of
Investments
Equity Invested &
Committed
Net IPO
Proceeds
Colony Financial, Inc. 2009 16 $238 $275 (1)
Realized Real Estate-Related
Debt Investments
Fund Closing
Date (2)
Number of
Assets (3)
Equity
Invested (4)
Total
Capitalization (4)(5)
Gross
IRR (6)
Net
IRR (7)
Debt Investments* (8) 1991- 2003 4,674 $430 $2,251 29% 21%
*The performance and other data is not a guarantee or prediction of the returns that we may achieve in the future.
(1) Gross proceeds of the IPO and private placement of $292.5 million, net of transaction costs and underwriting fees (cash and deferred).
(2) Represents year of initial deployment of equity.
(3) Number of Assets includes distinct mortgages and properties which are part of the investments; with respect to corporate entity investments in which Colony
Capital has majority ownership or substantial control rights, includes all real estate assets controlled through such entities; other corporate entity investments are tabulated as a single asset.
(4) Excludes capital called for fund-level fees and expenses.
(5) Total Capitalization is determined as of the closing of the investment and includes all equity called and all debt funded or contractually committed to be funded by the collective investments herein.
(6) Internal rates of return (gross) before fees, expenses, and general partner’s carried interest, calculated using a “time-zero” methodology in which the cash flows of all investments (actual amounts of contributions and distributions) are based from the same hypothetical starting date. Investors participating in all Colony Fund I investments achieved a time-weighted gross internal rate of return of 58% (calculated using actual dates and amounts of contributions and distributions).
(7) Internal rates of return (net) after fees, expenses, and general partner’s carried interest, calculated using a “time-zero” methodology in which the cash flows of all investments (actual amounts of contributions and distributions) are based from the same hypothetical starting date. Investors participating in all Colony Fund I investments achieved a time-weighted net internal rate of return of 46% (calculated using actual dates and amounts of contributions and distributions).
(8) This table shows certain performance data relating to all realized real-estate related debt investments, as of December 31, 2009, made by investment funds sponsored by Colony Capital or its affiliates, and does not include investments made by Colony Financial, Inc.
Colony Capital’s experience
•
Colony Capital has invested in over 10,000 assets with acquisition value of approximately $45 billion
•
Since 1991, $16.1 billion equity raised and invested in real estate debt and equity
During the RTC era, Colony Fund I executed $1.7 billion of transactions with government agencies and financial institutions comprising 1,093 assets
•
Colony Capital was founded in 1991 with the acquisition of assets from the RTC
•
Continued to build reputation investing in distressed CRE assets during the ’90s
Exceptional performance on realized debt investment strategies
•
Successful resolution of these portfolios yielded 34% gross
(6)
and 28% net
(7)
IRR*

Investment Strategy
Targeted
Strategy Description
Recent Colony
Investments
• Originate and purchase well structured and
re-underwritten first mortgage commercial
loans
• Acquire at discount from banks, CRE funds
and other finance companies
• FDIC dispositions of CRE assets from failed
banks, often at large discounts to face value
• Value-added strategies including loan-to-own,
discounted payoffs and loan modifications
• U.S. Life Insurance
Loan Portfolio
• DB FDIC Portfolio
• Class A Manhattan
Office
• Colonial Loan
• U.S. Commercial Bank
Loan Portfolio
• German Portfolio
• Priming Loans / DIP lending / Rescue Capital
• B-notes and Mezzanine Loans
• Minority Equity Positions in Banks
• Construction / Rehab loans
• CMBS / CRE CDO
• WLH Secured Loan
• First Republic Bank
• WLH Land Acquisition
First Mortgage
Loans
&
FDIC Portfolios
Other /
Special
Situations

CLNY Current Portfolio
($ in millions)
Transactions
Date
Acquired
CLNY
Description Invested Committed Total % Owned
U.S. Life Insurance Loan
Portfolio
Dec-09 $49.7
$ —
$49.7 37.9%
25 performing, fixed rate first mortgages secured by commercial real estate
WLH Secured Loan Oct-09 48.0
—
48.0 24.0%
Senior secured term loan secured by first mortgages on
residential land and security interests in cash and other assets
DB FDIC Portfolio Jan-10 33.0 1.7 34.7 33.3%
Approximately 1,200 performing and non-performing loans
secured mostly by commercial real estate
First Republic Bank Pending
—
24.0 24.0 TBD Equity stake in approximately $20 billion retail bank
Class A Manhattan Office Mar-10 15.0
—
15.0 33.3%
First mortgage pari-passu participation interest secured by Class
A midtown Manhattan office building
Spanish REOC/Colonial Loan Nov-09 12.5 0.8 13.3 5.1%
Syndicated senior secured loan to a Spanish commercial real
estate company
Hotel Portfolio Loan May-10 10.7
—
10.7 33.3% Performing mezzanine loan on 103 hotel portfolio
West Village Townhomes Mar-10 9.9
—
9.9 33.3%
Recourse loan secured by first liens on two West Village
Manhattan townhomes and a photography catalogue
U.S. Commercial Bank Loan
Portfolio
Dec-09 6.7
—
6.7 33.3%
10 Performing and one delinquent, fixed rate first mortgages secured by commercial real estate
German Loan Portfolio I Dec-09 5.3
—
5.3 33.3%
94 primarily first mortgage non-performing commercial real
estate loans
Midwest Multifamily/Retail Loan May-10 3.3 1.4 4.7 33.3%
DPO financing on a Midwest multifamily/retail mixed use
property
CMBS-Related Bond May-10 4.3
—
4.3 32.7%
Senior bond secured by seasoned CMBS bonds, US Treasuries
and a B-note
German Loan Portfolio II May-10 3.5
—
3.5 33.3% 211 non-performing commercial real estate loans
WLH Land Acquisition Dec-09 3.4
—
3.4 24.0% Approximately 1,100 residential lots in a sale/easement
Westlake Village Loan Oct-09 2.5
—
2.5 33.3% First mortgage commercial loan
AAA CMBS Financed with TALF Oct-09 2.0
—
2.0 32.7% AAA CMBS security financed with five-year TALF
TOTAL – Closed & Pending $209.8 $27.9 $237.7

CLNY Capital Commitments
$275 Million Net Proceeds after Deferred Underwriting Fees
86% Invested and Committed
(dollars in millions)
$37 million of uncommitted capital; 14% of total net proceeds
Unfunded Commitments
First Republic Bank
DB FDIC Portfolio
Spanish REOC/Colonial Loan
Midwest Multifamily/Retail Loan
$24
2
1
1
Total Commitments $28
INVESTED
$210; 76%
COMMITTED
NOT
UTILIZED
$28; 10%
AVAILABLE
$37; 14%

Individual Deal Summaries Investments in Excess of $10 million

U.S. Life Insurance Loan Portfolio
Investment Description
•
Dec-09 purchase of 25 performing, first lien
commercial loans for $131 million from a
U.S. life insurance company  (25% discount
to portfolio UPB of $175 million)
•
Assets located nationwide with largest
concentration in PA (21% of UPB), NC (12%),
CA, IL, MI, MO, NV, and UT (7-9% each) – 47%
retail, 28% office, 22% industrial, 3% hotel
•
Portfolio generates average interest yield of 8.3%
and cash yield of 10.2% including principal amortization on purchase price basis
> On average, loans in portfolio have been current for 35 months and have a remaining term of 85 months
Current Status
•
$2.2 million collections since acquisition, representing a 10% annualized cash yield, on target with underwriting
•
Expected that majority of loans will perform to maturity with some loans resolving early through discounted payoff or foreclosure

William Lyon Homes

Experience the pride.

Colony Financial, Inc.

William Lyon Homes Secured Loan
Investment Overview
•
Oct-09 origination of $206 million senior first mortgage loan secured by real estate and $71 million of pledged cash
•
WLH has built over 100,000 homes since 1956
> WLH owns 11,829 lots, homes and models
•
14% coupon and 3% origination fee; 5-year term (matures Oct-14)
> Interest only with full recourse to WLH
•
Debt proceeds used by WLH to increase near-term corporate liquidity, accelerate development and sale of selected projects, extinguish revolver debt and acquire new assets at distressed pricing
Current Status
•
Loan performing and WLH’s performance has tracked Colony underwriting
> Since funding, WLH acquired 862 finished lots for $87 million ($101k/lot)
> Sales pace and pricing has exceeded underwriting projections
> $118 million of pledged cash as of 3/31/09 serves as significant war chest for future acquisitions and buffer for scheduled interest payments
•
WLH received $102 million of tax refunds in 2010 due to extension of NOL carryback; cash included in collateral

DB FDIC Portfolio
Investment Overview
•
Jan-10 portfolio acquisition of approximately 1,200 loans
with aggregate unpaid principal balance of approximately
$1.0 billion for 44% of face value
•
Deutsche Bank served as advisor to FDIC on sale of 40%
managing member equity interest in newly formed limited
liability company created to hold acquired loans, with FDIC
retaining remaining 60% equity interest
•
Majority of portfolio comprised of non-performing and sub-performing loans secured by first priority liens on CRE assets and land
> Primarily in California, Nevada, Arizona, Georgia and Florida
> High concentration of loans secured by land and retail assets
•
FDIC provided highly favorable financing ($233 million – 50% LTV) at 0% interest rate;
cash flow sweep after fees and expenses, no covenants
Current Status
•
All loans boarded onto loan servicing and asset management systems
•
Asset managers establishing and executing business plans on asset by asset basis
> Borrowers contacted and discussions underway regarding modifications; legal strategies being pursued where applicable
> Resolutions (23 loans) and other collections since closing totaling $23 million in first 75 days

FIRST REPUBLIC BANK
It's a privilege to serve you®

ColonyFinancial, Inc.

First Republic Bank (“FRB”)
Investment Description
•
Oct-09, Colony-led consortium, with General Atlantic, signed agreement to acquire First Republic Bank from Bank of America
Corporation (“BofA”)
•
Unique opportunity to acquire a $20 billion best-in-class
relationship bank led by Jim H. Herbert, II and Katherine
August-deWilde
> Approximately $19 billion of loans and $17 billion of deposits
Current Status
•
Expected closing in 2Q10
•
Regulatory approvals in process
•
Operating and financial transition underway
> BofA and FRB teams began transition Nov-09 and continue to work toward smooth divestiture
> 4Q09 results (first quarter since signing) slightly ahead of underwriting

Class A Manhattan Loan Participation
Investment Description
•
Mar-10 acquisition of $66 million pari-passu participation in
$1.2 billion first mortgage on mid-town Manhattan
office building for $45 million (32% discount to UPB)
> Represents 5.4% of first mortgage, which consists
of $930 million of CMBS and $286 million of
non-securitized pari-passu first mortgage notes
> 6.4% coupon; 9.5% cash yield at acquisition;
matures Feb-17
> 1.4 million SF Class A building built in 1957
> Acquisition basis of $585/SF (vs. $858/SF face value)
•
Current occupancy of 86%
> In-place rents of $64/SF well below recent lease comps
> Office building acquired by owners Feb-07 for $936/SF
Current Status
•
Loan transferred to special servicing Mar-10 as necessary step to allow for restructuring discussions – note is current and performing
•
Anticipated restructure to occur at or prior to depletion of interest reserve (late 2010 /
early 2011)

Spanish REOC/Colonial Loan
Investment Description
•
Dec-09 acquisition of €903 million (face amount) share
of syndicated loan to Inmobiliaria Colonial, S.A. for
€329 million (64% discount) – 18% share of company’s
total debt
> Joint venture with Orion Capital Managers
and Mount Kellett
•
Timing of acquisition coincided with Colonial’s
negotiations with lenders to recapitalize its over-leveraged balance sheet (LTV > 100%
and ICR < 0.8x)
•
Colonial (SM: COL) is one of the largest publicly-traded real estate companies in Spain with prime office building portfolio in Madrid, Barcelona, and Paris (through 53.4% share in Société Foncière Lyonnaise)
•
Company portfolio consists of €4.8 billion in quality real estate assets:
> €3.6 billion rental assets generating €150 million annual revenues
> €1.2 billion for over 2 million m
2
of building rights in quality land bank, residential
developments and commercial projects (non-yielding)
Investment Thesis
•
Opportunity to acquire debt backed by quality real estate assets at significant discount to face value, with further opportunity to enhance position via restructuring
•
Pending recapitalization entails segregating performing and non-performing debt into separate tranches and converting a portion of debt to equity via issuance of new shares

Hotel Portfolio Loan
Investment Description
•
Apr-10 acquisition of a strategic, performing $39 million
senior mezzanine tranche of a $327 million multi-tier
financing for $32 million (18% discount to UPB)
•
The investment is collateralized by a pledge of equity
in a special purpose vehicle that indirectly owns a portfolio of 103 limited service hotels (6,623 keys)
> Implied basis of $36K/key
•
Loan generates average current annual yield of
approximately 4% based on purchase price and
matures in Aug-11; loan expected to remain current until maturity date
Investment Thesis
•
At maturity, some mezzanine tranches may not be refinanceable, necessitating a restructuring of the subordinate debt
•
Expect to capture full value of the purchase price discount either at maturity (theoretical yield-to-maturity of 18.2% based on purchase price) or subsequent to the maturity date through a restructured interest in the loan and/or collateral
> Our basis provides significant downside protection

Deal Pipeline
Pipeline is expanding at accelerating rate
•
FDIC portfolio sales
•
Financial institution asset sales
•
Discounted payoff financings
•
First mortgage originations
•
Real estate operating company recapitalizations
•
DIP financings
•
CMBS / CRE CDO
Fundamentals continue to drive ramp-up of deal flow
•
702 banks and $403 billion of assets
are on FDIC Troubled Banks List
(2)
•
140 banks failed in 2009 with approximately
$170 billion of assets
(2)
•
Top 100 banks hold $1.05 trillion of CRE loans /
$80.5 billion of Non-Performing Loans
(1)
LARGE
EXISTING
DEAL
PIPELINE
(1) Commercial Mortgage Alert as of January 15, 2010.
(2) FDIC as of December 31, 2009.

Investment Opportunity
Attractive risk-adjusted returns are available through
re-underwritten secondary and newly originated CRE
loans and other debt investments
PROVEN
STRATEGY
Financial industry and CRE market correction underway
and expected to create a protracted period of distress
analogous to the early 1990s
THE RIGHT
TIME
DISTINGUISHED
TEAM
Experienced sponsor with operational platform and
successful CRE debt investment track record dating back
to RTC era
Unique Investment Opportunity in a CRE Finance Company
with Strong Sponsorship